SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]

NOTE 12 — SUBSEQUENT EVENTS

Letter of Intent with Vislink PLC

On October 13, 2016, the Company signed a binding Letter of Intent (“LOI”) with Vislink PLC, an England and Wales public limited company (the “Seller” or “Vislink”), regarding the acquisition of certain assets and liabilities relating to the hardware segment of Vislink (the “Transaction”). The purchase price of the Transaction will be $16 million (the “Purchase Price”). The Company is required to raise at least one-third of the Purchase Price and place it in a restricted account to be used for closing of the Transaction within twenty (20) days of the receipt of pro-forma financial information (the “Financing Condition”). The parties intend to negotiate and execute a definitive asset purchase and sale agreement for the Transaction in accordance with the terms of the LOI.
The definitive asset purchase and sale agreement will include customary closing conditions including necessary approvals for an asset purchase of this size and scope. The Company and the Seller have agreed not to initiate or enter into any discussion with any other prospective purchaser of the assets and/or liabilities, or of the stock or business of Vislink prior to December 31, 2016. The LOI will terminate immediately if the Financing Condition is not met.

MBTH M&A Agreement

On November 29, 2016, the Company and MBTH entered into an acquisition services agreement (the “M&A Services Agreement”) pursuant to which the Company engaged MBTH to provide services in connection with merger and acquisition searches, negotiating and structuring deal terms and other related services. The M&A Services Agreement incorporates by reference the terms of the Management Agreement, as well as the Company’s agreement with MBTH on January 12, 2013 to pay MBTH a 3% success fee (the “3% Success Fee”) on any financing arranged for the Company, merger or consolidation of the Company or sale by the Company of substantially all of its assets. The M&A Services Agreement has the following additional terms:

(1)
The Company will pay MBTH an acquisition fee equal to the greater of $250,000 or 8% of the total acquisition price (the “Acquisition Fee”). Where possible, the Company will pay MBTH 50% of the Acquisition Fee at closing of a transaction, and in any case, not later than thirty (30) days following such closing, 25% of the Acquisition Fee three (3) months following such closing and 25% of the Acquisition Fee six (6) months following such closing.

(2)
In addition to any other fees, the Company will pay MBTH a due diligence fee of $250,000 only on successfully closed transactions. This due diligence fee shall be paid to MBTH as warrants to purchase shares of common stock of the Company in an amount equal to $250,000 divided by the lower of the market price of the common stock on the day of closing of the transaction or the price of equity offered to finance such acquisition. The exercise price of such warrants will be $0.01.

(3)
The Company and MBTH agreed to waive the 3% Success Fee in connection with the Company’s proposed acquisition of Vislink. The Company and MBTH also agreed to waive, on a case by case basis, the 3% Success Fee whenever any future Acquisition Fee is more than $1 million.

(4)
In the event the Company engages an independent, external advisor to value an acquisition and the valuation is higher than the price negotiated by MBTH on behalf of the Company, then MBTH will receive an additional fee of 5% of such gain.

(5)
MBTH has the option to convert up to 50% of its fees into shares of common stock of the Company, so long as the receivable remains outstanding. The conversion price will be the lower of 110% of the price of the common stock on the day of closing of a transaction or the price of equity securities offered in connection with any acquisition financing. If MBTH converts at least 25% of its fees, then the Company agrees to register all shares of common stock of the Company held by MBTH.

(6)
If MBTH’s services assist the Company in achieving forward sales of at least $50 million via acquisitions, then the Company agrees to offer MBTH a three (3) year option to acquire up to 25% of the Company’s shares of common stock outstanding after such issuance. The price per share of common stock will be 125% of the price of the Company’s common stock on the day the option is exercised.

The M&A Services Agreement is effective as of November 1, 2016 and will automatically renew annually, unless earlier terminated by the Company or MBTH upon thirty (30) days’ written notice.

Reverse Stock Split

On December 7, 2016, the Board approved a resolution to amend the Company’s Certificate of Incorporation and to authorize the Company to effect a reverse split of the Company’s outstanding common stock at a ratio of 1-for-10. On December 15, 2016, the Company effected a one-for-ten reverse stock split. Upon effectiveness of the reverse stock split, every 10 shares of outstanding common stock decreased to one share of common stock. The effect of the December 15, 2016 one-for-ten reverse stock split was retrospectively reflected in these financial statements.

Conversions and Balances of Outstanding Series D Preferred Stock from April 2016 Asset Purchase Modification Agreement

Subsequent to September 30, 2016, the Company had issued 4,000,000 shares of its Series D Preferred Stock. From October 1, 2016 to November 14, 2016, the Company has issued 4,000,000 shares of its Series D Preferred Stock. From October 1, 2016 to December 16, 2016, 4,000,000 shares of the Series D Preferred Stock have been converted into 3,333,336 shares of common stock.

Other Common Stock Issuances

From October 1, 2016 to December 16, 2016, the Company issued a total of 211,068 shares of common stock having a fair value of $755,000 to employees, directors, consultants and general counsel in lieu of paying cash for their services.

17 — SUBSEQUENT EVENTS

Management has evaluated subsequent events or transactions occurring through the date the financial statements were issued and determined that no events or transactions are required to be disclosed herein, except as disclosed.

Delisting Notice from Nasdaq

On March 29, 2016, the Company received written notice from Nasdaq, that it had granted the Company an additional 180 calendar days, or until September 26, 2016, to regain compliance with the minimum bid price requirement of $1 per share for continued listing on Nasdaq, pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(ii).

Acquisition of Integrated Microwave Technologies, LLC

On January 29, 2016, the Company completed the acquisition of the assets and liabilities that constituted the business of IMT pursuant to an asset purchase agreement by and between the Company and IMT. Pursuant to the terms of the Asset Purchase Agreement, the Company acquired substantially all of the assets and liabilities of IMT in connection with, necessary for or material to IMT’s business of designing, manufacturing and supplying of Coded Orthogonal Frequency Division Multiplexing (COFDM) microwave transmitters and receivers serving the broadcast, sports and entertainment, military, aerospace and government markets (the “Transaction”). The purchase price for the Transaction was $3,000,000, which was paid through: (i) the issuance of a promissory note in the principal amount of $1,500,000 due March 31, 2016 (the “Initial Payment Note”); and (ii) the issuance of a promissory note in the principal amount of $1,500,000 due July 29, 2017 (the “Deferred Payment Note”). The Company has yet to make its required $1.5 million payment and is currently in negotiations to modify the repayment terms.
The fair value of the purchase consideration issued to the sellers of IMT was allocated to the preliminary fair value of the net tangible assets acquired and to the separately identifiable intangibles. The excess of the aggregate fair value of the net tangible assets and identified intangible assets has been treated as a gain on bargain purchase in accordance with ASC 805. The preliminary purchase price allocation was based, in part, on management’s knowledge of IMT’s business and the preliminary results of a third party appraisal commissioned by management.

Purchase Consideration
Amount of consideration:	$3,000,000
Tangible assets acquired and liabilities assumed at preliminary fair value
Cash	$477,000
Accounts receivable	676,000
Inventories	2,649,000
Property and equipment	133,000
Prepaid expenses	55,000
Accounts payable and deferred revenue	(423,000)
Deferred rent	(167,000)
Accrued expenses	(378,000)
Net tangible assets acquired	$3,022,000
Identifiable intangible assets
Trade names and technology	$320,000
Customer relationships	170,000
Total Identifiable Intangible Assets	$490,000
Total net assets acquired	$3,512,000
Consideration paid	3,000,000
Preliminary gain on bargain purchase	$512,000
The following presents the unaudited pro-forma combined results of operations of the Company with IMT as if the acquisition occurred on January 1, 2014.

	For the Year Ended December 31,
	2015	2014
Revenues, net	$8,160	$14,970
Net loss allocable to common shareholders	$(24,634)	$(21,339)
Net loss per share	$(384.91)	$(1,123.11)
Weighted average number of shares outstanding	64	19
The unaudited pro-forma results of operations are presented for information purposes only. The unaudited pro-forma results of operations are not intended to present actual results that would have been attained had the acquisition been completed as of January 1, 2014 or to project potential operating results as of any future date or for any future periods.

$500,000 Securities Purchase Agreement

On January 29, 2016, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) pursuant to which the Company sold 5% Senior Secured Convertible Promissory Notes (the “5% Convertible Notes”) to accredited investors (each, a “Holder”, and collectively, the “Holders”) for an aggregate purchase price of $500,000 for net proceeds of $500,000. In connection with the February 2016 Financing, all of the Company’s obligations under the 5% Convertible Notes have been extinguished.

February 2016 Financing

On February 29, 2016, the Company closed the public offering of 29,639 Units, at a price of $120.00 per Unit, each of which consists of one share of its Series B Convertible Preferred Stock (as amended) and 0.5 of a Warrant to purchase one share of its common stock at an exercise price of $25.20 per Warrant. The Company received approximately $3,556,660 in gross proceeds from the offering, before deducting placement agent fees and offering expenses totaling $218,000 payable by the Company. Roth Capital Partners acted as sole placement agent for the offering.

Series A Preferred Stock and Series C Preferred Stock

The Series A Convertible Preferred Stock and Series C Convertible Preferred Stock were cancelled on February 5, 2016.

Series B Preferred Stock

On February 5, 2016, the Company filed an Amended and Restated Certificate of Designation of its Series B Convertible Preferred Stock to modify the terms of the Series B Preferred stock and the following terms were amended:

Dividends on Series B Preferred Stock

Holders of Series B Preferred Stock shall be entitled to receive from the first date of issuance of the Series B Preferred Stock until the Maturity Date cumulative dividends at a rate of 12.5% per annum. The Company shall have the right to pay dividends in cash or shares of common stock on the Maturity Date or in cash on any applicable redemption date or, with respect to Series B Preferred Stock that is converted, as part of the conversion amount.

Redemption of Series B Preferred Stock

Upon the occurrence of certain triggering events (including if the Series B Preferred Stock or common stock underlying the Series B Preferred Stock is not freely tradeable without restriction; the failure of the common stock to be listed on the NASDAQ Capital Market or other national securities exchange; and bankruptcy, insolvency, reorganization or liquidation proceedings instituted against us shall not be dismissed in thirty (30) days or the voluntary commencement of such proceedings by us), the holders of Series B Preferred Stock shall have the right to require the Company, by written notice, to redeem all or any of the shares of Series B Preferred Stock at a price equal to the greater of (i) 125% of the conversion amount to be redeemed and (ii) the product of (a) the conversion amount divided by the lower of (x) $30.00 or (y) 87.5% of the lowest volume weighted average price of our common stock during the five (5) consecutive trading-day period ending and including the trading day immediately preceding the delivery of the applicable conversion notice multiplied by (b) 125% of the greatest closing sale price of the common stock on any trading day during the period commencing on the date immediately preceding such triggering event and ending on the date the Company makes the entire redemption payment to the holder of Series B Preferred Stock; provided that the conversion price will not be less than the Floor Price, which Floor Price will not be adjusted for stock splits, share combinations and similar transactions.

Shares Issued Under S-8 Registration Statement

From January 1, 2016 to April 13, 2016, the Company issued 8,854 shares of common stock to employees in lieu of paying $147,630 of payroll due to cost cutting measures and 2,372 shares of common stock to various consultants to pay $39,000 worth of services.
From January 1, 2016 to April 13, 2016, holders of our 8% Convertible Notes converted $250,000 of principal into 15,079 shares of common stock.
From January 1, 2016 to April 13, 2016, the Company issued a total of 6,104 shares of common stock to directors, consultants and general counsel in lieu of paying $115,700 worth of services.

Conversions and Balances of Outstanding Series B Preferred Stock from February 2016 Financing

From January 1, 2016 to April 13, 2016, 1,966,807 of the Series B Convertible Preferred Stock and 240,851 in dividends have been converted into 176,671 shares of common stock. As of April 13, 2016, 1,589,853 of the Series B Convertible Preferred Stock remain outstanding.

Conversions of Series A Warrants

From January 1, 2016 to April 13, 2016, 73,460 of the Series A warrants issued in connection with the August 2015 Financing, have been exercised into 6,122 shares of common stock. The Company received $75,042 in gross proceeds from the exercise.

MB Technology Holdings

On March 3, 2016, our Board of Directors approved the issuance of up to $300,000 in shares of common stock to MBTH as compensation for financial services in connection with the IMT acquisition. Such shares of common stock were to be issued to MBTH in an initial tranche in the amount of $150,000 on March 15, 2016, which shares of common stock have not yet been issued and a second tranche to MBTH of up to $150,000 in shares of common stock if IMT achieves certain performance goals by December 31, 2016.
As of April 14, 2016, the balance due to MBTH is $190,847.